UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): May 18, 2023

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [☐]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of German American Bancorp, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on May 22, 2023 (the “Original Form 8-K”). The Original Form 8-K reported the final voting results of the Company’s 2023 annual meeting of shareholders held on May 18, 2023 (the “Annual Meeting”). The sole purpose of this Amendment is to disclose the Company’s decision regarding how frequently it will conduct future shareholder advisory votes to approve the compensation of the Company’s named executive officers (“Say-on-Pay”). No other changes have been made to the Original Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported in the Original Form 8-K, in a non-binding advisory vote on the frequency of future Say-on-Pay votes held at the Annual Meeting, the Company’s shareholders expressed their preference for a Say-on-Pay vote to be conducted every year. On September 25, 2023, the Company’s Board of Directors (the “Board”) considered the outcome of this advisory vote and determined that future Say-on-Pay votes will be conducted every year. The next advisory vote regarding the frequency of Say-on-Pay votes is required to occur no later than the Company’s 2029 annual meeting of shareholders.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.
Date: October 2, 2023	By:	/s/ D. Neil Dauby
D. Neil Dauby, Chairman and Chief Executive Officer